Exhibit 10(d)

Execution Version

JOINDER AGREEMENT

This JOINDER AGREEMENT, dated as of December 5, 2025, is delivered pursuant to Paragraph 4, Subparagraph 14 (Additional Guarantors) of the Guaranty Agreement, dated as of March 7, 2014 (as amended, amended and restated, supplemented or otherwise modified from time to time prior to the date hereof, the “Guaranty”), among certain subsidiaries of Tenet Healthcare Corporation listed on the signature pages thereof (the “Guarantors” and each, a “Guarantor”) and Barclays Bank PLC, as administrative agent (in such capacity, together with its successors and permitted assigns in such capacity, the “Administrative Agent”) for the Secured Parties. Capitalized terms used herein but not defined herein are used with the meanings given them in the Guaranty.
By executing and delivering this Joinder Agreement, each of the undersigned, as provided in Paragraph 4, Subparagraph 14 (Additional Guarantors) of the Guaranty, hereby becomes a party to the Guaranty as a Guarantor thereunder with the same force and effect as if originally named as a Guarantor therein and, without limiting the generality of the foregoing, hereby represents and warrants that each of the representations and warranties contained in Paragraph 4, Subparagraph 11 (Representations and Warranties) of the Guaranty applicable to it is true and correct on and as the date hereof as if made on and as of such date. Without limiting the foregoing, each of the undersigned hereby absolutely, unconditionally and irrevocably guarantees the payment and performance of all Obligations, to the extent provided therefor in Paragraph 4, Subparagraph 1 (Guaranty) of the Guaranty.
[Signature page follows.]

IN WITNESS WHEREOF, each of the undersigned has caused this Joinder Agreement to be duly executed and delivered as of the date first above written.

FLORIDA COAST MEDICAL AND SURGICAL CENTER, INC.

By:	/s/ Joshua Burkett
Name: Joshua Burkett
Title: Treasurer

HDMC HOLDINGS, L.L.C.

By:	/s/ Joshua Burkett
Name: Joshua Burkett
Title: Treasurer

RESOLUTE HOSPITAL COMPANY, LLC.

By:	/s/ Joshua Burkett
Name: Joshua Burkett
Title: Treasurer

[Signature Page to Joinder Agreement to LC Guaranty Agreement]